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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20579


                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) -- August 4, 2006


                                LITTELFUSE, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                        0-20388                36-3795742
(State of other jurisdiction            (Commission            (IRS Employer
      of incorporation)                 File Number)         Identification No.)

                800 East Northwest Highway, Des Plaines, IL 60016
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (847) 824-1188

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     EXECUTIVE COMPENSATION

     On August 4, 2006, the Board of Directors of Littelfuse, Inc. (the "Company"), upon the recommendation of the Compensation Committee, determined to change the effective date of executive pay increases from July 1 to February 1 to align the executives with all Company associates. In connection with this alignment, the annual salary for each of Mr. Gordon Hunter, the Chairman of the Board, President and Chief Executive Officer of the Company, and Mr. Philip G. Franklin, Vice President, Operations Support and Chief Financial Officer, Mr. David R. Samyn, Vice President and General Manager, Electronics Business Unit, Mr. David W. Heinzmann, Vice President and General Manager, Automotive Business Unit, and Mr. Dal Ferbert, Vice President and General Manager, Electrical Business Unit, the four most highly compensated executive officers of the Company other than the Chief Executive Officer (the "Other Executive Officers"), will increase 2%, effective February 1, 2007, from the amounts set forth on the Company's Summary of Executive Officer Compensation attached as Exhibit 99.3 to the Company's Current Report on Form 8-K dated May 5, 2006 (the "May 2006 8-K").

     In addition, the Board of Directors of the Company, upon the recommendation of the Compensation Committee, determined to increase the target amounts to be awarded under the Annual Incentive Plan for fiscal year 2007 for Mr. Hunter to 90% of annual salary, for Mr. Franklin to 60% of annual salary and for each of Messrs. Samyn, Heinzmann and Ferbert to 50% of annual salary, from the levels established for fiscal year 2006 as set forth on the Company's Summary of Executive Officer Compensation attached as Exhibit
     99.3 to the May 2006 8-K.

     Finally, the Board of Directors of the Company, upon the recommendation of the Compensation Committee, determined to amend the Change of Control Employment Agreement for each of Mr. Hunter and the Other Executive Officers, effective September 1, 2006, to revise the Change of Control period from two years to three years, and to revise provisions regarding the timing of deferral elections, the timing of lump sum payments and tax treatment to comply with Section 409A of the Internal Revenue Code. The Change of Control Agreements will terminate on January 1, 2009.




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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          LITTELFUSE, INC.



Date:  August 8, 2006                     By:  /s/ Philip G. Franklin
                                             -----------------------------------
                                             Philip G. Franklin
                                             Vice President, Operations
                                             Support and Chief Financial Officer




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